SECURITIES AND EXCHANGE COMMISSION
			  WASHINGTON, D.C. 20549
		     _________________________________

				 FORM 8-K

			      Current Report
		 Pursuant to Section 13 or 15(d) of the
		     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 20, 2001


		      ULTRADATA SYSTEMS, INCORPORATED
	  ------------------------------------------------------
	  (Exact name of Registrant as Specified in its Charter)


	Delaware                   0-25380                43-1401158
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File      (IRS Employer
			      Number)               Identification No.)


	     1240 Dielmann Industrial Court, St. Louis, MO 63132
	     ---------------------------------------------------
		   (Address of principal executive offices)

			       (314) 997-2250
			-----------------------------
			Registrant's Telephone Number



Item 2.    SALE OF INTEREST IN TALON TECHNOLOGY

     On December 20, 2001 Ultradata completed the sale of its interest in Navman NZ Limited, which was formerly known as "Talon Technology Limited." Ultradata transferred the Talon shares to Emerald Capital Partners Limited. In exchange for the Talon shares, Ultradata received $930,000 cash and two promissory notes.

     The promissory notes, identical but for the signer, were made by Peter Maire and Lionel Rogers, who are principals of Navman. Each note provides for the payment to Ultradata of $150,000 plus accrued interest, if any. No interest will accrue on the notes until December 12, 2004. From December 12, 2004 through December 11, 2006 interest will accrue at a rate of five percent per annum. The notes are payable on the earlier of (a) December 11, 2006 (on which date $165,000 would be payable) or (b) the date on which the signer sells twenty percent of his Navman shares or (c) the date on which Navman is acquired by or merged into another entity, or (d) the date on which Navman sells equity to the public.

Item 5.    AMENDMENT TO CONVERTIBLE NOTES AND WARRANTS

     On December 11, 2001 Ultradata entered into an Agreement with the two institutions which are holders of its 11.25% Senior Subordinated Secured Convertible Promissory Notes (the "Notes") and of Warrants to purchase 478,506 shares of Ultradata Common Stock (the "Warrants"). The Agreement provided that the $930,000 cash payment that Ultradata has received from the sale of its Talon shares would be paid directly to the holders of the Notes to reduce Ultradata's liability under the Notes. The Agreement also amended the terms of the Notes as follows:

     1. The 10% special interest payment that would have been due on the outstanding balance of the Notes at June 1, 2002 has been waived.

     2. The required monthly payment on account of the Notes has been reduced from $90,000 to $15,000.

     3. The total number of shares into which the Notes may be converted during any 90 day period has been increased to 28% (previously 20%) of the cumulative trading volume for the 66 trading days preceding the date of conversion.

     4. Ultradata will no longer be required to maintain an effective regis tration statement covering the shares into which the Notes are convertible, provided that Ultradata is not in default under the Notes.

     In addition, the Agreement reduced the exercise price of the Warrants from $1.50 to $.50 per share.


				  EXHIBITS

10-a Amended Deed Relating to the Sale and Purchase of Shares of Navman NZ
     Limited.

10-b Promissory Note dated December 12, 2001 signed by Lionel Rogers.

10-c Promissory Note dated December 12, 2001 signed by Peter Maire.

10-d Amendment to the 11.25% Senior Subordinated Secured Convertible
     Promissory Notes and Warrants dated December 11, 2001.


				  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				  ULTRADATA SYSTEMS, INCORPORATED

Dated: December 20, 2001          By:/s/ Monte Ross
				  -------------------------------
				  Monte Ross
				  Chief Executive Officer

    *       *       *       *       *      *       *       *       *       *


						    Exhibit 10-a


Amending Deed

relating to
the sale and purchase of shares

Ultradata Systems, Inc.

and

Navman NZ Limited

and

The persons named at the end of this Deed


Date:  December 19,  2001

This Deed is made on December 19, 2001

between (1)  Ultradata Systems, Inc. (Ultradata)
and     (2)  Navman NZ Limited, formerly called Talon Technology Limited
	     (Navman)
and     (3)  The persons whose names and signatures appear at the end of
	     this Deed (the Other Shareholders).


Introduction

A. Ultradata, Navman and the Other Shareholders are parties to a Deed dated 23 August 2001 (the Sale Deed), under which Ultradata agreed to sell all of its 3,626,999 ordinary shares in the capital of Navman (the Ultradata Shares), and to be released from the standby letter of credit given in favour of Navman's bank.

B. The parties now wish to amend the Sale Deed on the terms and conditions set out below.

It is agreed

1.   Definitions

1.1  In this Deed:

     (a) Acceptable Purchaser means Emerald Capital Partners Limited
     (b) Completion Date means the date on which the instalment of the Purchase Price referred to in clause 2.2(a) is paid to the Escrow Agent, but in no case later than 19th December 2001.

1.2 All words with capital initials that are not specifically defined in this Deed will have the meanings given to them in the Sale Deed.

2.   Amendment to Sale Deed

2.1 The Sale Deed is amended to the extent provided in this clause 2. Except as so provided, the Sale Deed will continue in full force and effect.

2.2 Navman and Ultradata acknowledge that the Purchase Price for the Ultradata Shares will be paid or satisfied as follows:

     (a) Navman will cause the Acceptable Purchaser to pay US$930,000 to the Escrow Agent on the Completion Date;
     (b) each of Peter Maire and Lionel Rogers, being two of the Other Shareholders, will issue in favour of Ultradata a promissory note in the form annexed as Schedule 1 for US$150,000 and deliver such promissory notes to the Escrow Agent;
     (c) Navman will purchase from Ultradata the items listed in Schedule 2 for US$70,000.

2.3 On the Completion Date and on the Escrow Agent's receipt of US$930,000 and the executed promissory notes pursuant to clauses 2.2(a) and
     2.2 (b), Ultradata will authorise the Escrow Agent:

     (a) to release the Escrowed Documents to Navman and the Acceptable Purchaser; and

     (b) to forward the instalment of the Purchase Price referred to in clause 2.2(a) to Ultradata's designated recipients by wire transfer in accordance with Ultradata's instructions.

3.   Miscellaneous

3.1 Each notice or other communication under this Deed is to be given in the manner provided in the Sale Deed.

3.2 This Deed may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


Execution

Signed by Ultradata Systems, Inc.    _________________________
				     C.E.O.


Address
	9375 Dielman Industrial Drive     Facsimile   (+1-314) 997-1281
	St Louis
	Missouri 63132                    Telephone   (+1-314) 997-2250
	USA


Signed by Navman NZ Limited          _________________________
				     Director

				     _________________________
				     Director


Address
	13 - 17 Kawana Street             Facsimile  (+64-9) 481 0590
	Northcote
	P O Box 68155,
	Newton
	Auckland
	New Zealand





Signed by the Other Shareholders       ___________________________________
				       Director/Capricorn Holdings Limited

				       ___________________________________
				       Director/Capricorn Holdings Limited

_______________________________        ___________________________________
Witness to Director's signature        Director/Tahia Investments Limited

Name: _________________________

Occupation: _____________________

Place of residence: _______________


Signed by the Other Shareholders
in the presence of:                    __________________________
				       P C Maire
____________________________________   __________________________
Witness to all individual signatures   S Newman

Name: ______________________________   __________________________
				       L R Rogers

Occupation: ________________________   __________________________
				       B O Gillard

Place of residence: ________________   ________________________________
				       P D Lane (as Trustee of the
				       Talon Group Share Purchase Scheme)

				       _________________________________
				       A C W Hudson (as Trustee of the
				       Talon Group Share Purchase Scheme)

Address                                Facsimile    (+64-9) 481 0590
c/- Navman NZ Limited
13 - 17 Kawana Street
Northcote
P O Box 68155,
Newton
Auckland
New Zealand

(+64-9) 481 0590

     *     *     *     *     *     *     *     *     *     *     *     *

						    Exhibit 10-b
ULTRADATA SYSTEMS, INC.
9375 Dielman Industrial Drive
St. Louis, MO 63132

			     PROMISSORY NOTE

US $150,000.00                                           St. Louis, Missouri

							 December 12, 2001

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of ULTRADATA SYSTEMS, INC., and its successors, assigns, and legal representatives, at the address above or as the holder of this Note may designate in writing, the principal sum of One Hundred Fifty Thousand and No/100 US Dollars (US$150,000.00) together with interest thereon at the rate set out below. Such payments shall be on the terms set out below.

				INTEREST

     Interest on the unpaid principal balance of this Note shall accrue at the following rate per annum: for the first three years there shall be no interest charged or accrued. Beginning December 12, 2004 through December 11, 2006 interest shall be five percent (5%) per annum on the unpaid principal balance. Interest on this Note shall be calculated on a daily basis by dividing the annual rate of interest by three hundred sixty (360) to obtain the daily rate.

			     PAYMENT TERMS

     One balloon payment of Principal and all outstanding interest shall be due and payable on December 11, 2006. Assuming the payment is timely made on December 11, 2006, the undersigned shall pay US$165,000.00, which shall include principal in the amount of US$150,000.00 and interest in the amount of US$15,000.00. All payments hereunder shall be applied first to interest and then to reduction of principal. Any sums due and payable hereunder shall bear interest after maturity, whether by acceleration or otherwise, at an annual rate equal to Ten Percent (10%).

			      PREPAYMENTS

     This Note shall be prepaid, including all principal and accrued interest, without penalty, upon any of the following events:

1. The undersigned selling or transferring twenty percent (20%) or more of his shares in Navman NZ Limited;

2. Navman NZ Limited being acquired by, sold to, or merging with another entity;

3. Navman NZ Limited offering its shares of stock to the general public (i.e. going public).

     Including the above events mandating prepayment, this Note may be prepaid in whole or in part at any time before maturity without penalty. Prepayments must be multiples of $100.00 and may be paid at any time. No partial pre-payment will reduce the amount of or change the due date of any future regular payments of principal and interest which continue as if no such prepayment had been made. Prepayments shall be applied to the installments hereunder in the inverse order of their maturities.

				DEFAULT

     "Default" means any one or more of the following: (i) the undersigned fails to make any payment of any amounts hereunder when due; (ii) any default under any other provision of this Note or under any agreement pursuant to which this Note is made or which secures or is delivered at any time in connection with the loan evidenced by this Note; (iii) the insolvency of the undersigned or the filing or commencement of any proceedings for relief under the New Zealand Bankruptcy Laws, New Zealand Insolvency Laws, United States Bankruptcy Code or insolvency laws or any law relating to the relief of debtors, for, by or against the undersigned including, without limitation, any assignment for the benefit of creditors; (iv) any judgment, attachment, lien, execution or levy is entered or imposed against the undersigned or against his respective property, in any amount which is not paid, discharged, stayed or released or within thirty (30) days after entry or attachment; (v) the death, dissolution or incompetence of the undersigned; (vi) any default under any other indebtedness of the undersigned to the holder of this Note.

		      RIGHTS OF HOLDER UPON DEFAULT

     Upon Default, the holder of this Note shall have the right to accelerate this Note without prior notice or demand, and declare this Note immediately due and payable. The undersigned further agrees that after any Default, the holder of this Note shall have the right to set-off any cash or any other property of the undersigned in the possession, custody or control of the holder.

			    POWER OF ATTORNEY

     The undersigned authorizes any attorney designated by the holder hereof to appear for me in any court of record in the State of Missouri, after this Note becomes due and payable, whether by default or otherwise, and waive the issuance and service of process, and confess a judgment against me in favor of the holder of this Note, for the principal of this Note plus interest, together with the costs of any action brought thereon, including reasonable attorney fees and court costs. Stay of execution is waived, and the exemption of personal property from levy and sale on any execution is also waived.

				EXPENSES

     The undersigned shall pay all expenses of the holder hereof in collecting the Note, including, without limitation, all attorney's fees whether or not litigation is commenced, and all costs and attorney's fees relating to any insolvency, liquidation, receivership or bankruptcy proceedings.

				 WAIVERS

     Each maker, surety, endorser and guarantor of this Note hereby agrees that: (a) this Note may be renewed one or more times and the time for payment of this Note or any renewal note may be extended without notice to or consent of any person obligated on this Note; (b) the holder of this Note may elect to enforce this Note against less that all of the persons directly or indirectly obligated hereon; (c) the holder hereof is not obligated to foreclose upon or exhaust any collateral given for this Note before proceedings against any person directly or indirectly obligated hereon; and (d) each maker waives presentment, demand for payment, and notice of nonpayment.

     All waivers by the holder of this Note shall be in writing. The holder of this Note reserves the right to waive or refrain from waiving any right or remedy under this Note. No delay or omission on the part of the holder of this Note in exercising any right or remedy shall operate as a waiver of such right or remedy. A waiver on any one occasion shall not be a waiver on any future occasion.

			      JURISDICTION

     This Note is made in the State of Missouri, United State of America, and is governed by the laws of the State of Missouri. The maker of this Note accepts the jurisdiction over such person and over this Note of any state or federal courts located in the State of Missouri as the holder hereof may reasonably designate.

     THE HOLDER OF THIS NOTE SHALL NOT BE REQUIRED TO RENEW, EXTEND OR REFINANCE THIS NOTE OR ANY AMOUNTS DUE UNDER THIS NOTE.

				By:
				LIONEL ROGERS


		      INDIVIDUAL ACKNOWLEDGMENT

NEW ZEALAND      )
		 ) SS.
CITY OF AUCKLAND )

     On this _____ day of December, 2001, before me personally appeared Lionel Rogers to me known to be the person described in and who executed the foregoing instrument, and acknowledged that such person executed the same as such person's free act and deed.


Notary Public

My Commissions Expires: _______________________


     *     *     *     *     *     *     *     *     *     *     *     *

						    Exhibit 10-c

ULTRADATA SYSTEMS, INC.
9375 Dielman Industrial Drive
St. Louis, MO 63132


			     PROMISSORY NOTE

US $150,000.00                                       St. Louis, Missouri
						     December 12, 2001

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of ULTRADATA SYSTEMS, INC., and its successors, assigns, and legal representatives, at the address above or as the holder of this Note may designate in writing, the principal sum of One Hundred Fifty Thousand and No/100 US Dollars (US$150,000.00) together with interest thereon at the rate set out below. Such payments shall be on the terms set out below.

				INTEREST

     Interest on the unpaid principal balance of this Note shall accrue at the following rate per annum: for the first three years there shall be no interest charged or accrued. Beginning December 12, 2004 through December 11, 2006 interest shall be five percent (5%) per annum on the unpaid principal balance. Interest on this Note shall be calculated on a daily basis by dividing the annual rate of interest by three hundred sixty (360) to obtain the daily rate.

			     PAYMENT TERMS

     One balloon payment of Principal and all outstanding interest shall be due and payable on December 11, 2006. Assuming the payment is timely made on December 11, 2006, the undersigned shall pay US$165,000.00, which shall include principal in the amount of US$150,000.00 and interest in the amount of US$15,000.00. All payments hereunder shall be applied first to interest and then to reduction of principal. Any sums due and payable hereunder shall bear interest after maturity, whether by acceleration or otherwise, at an annual rate equal to Ten Percent (10%).

			      PREPAYMENTS

     This Note shall be prepaid, including all principal and accrued interest, without penalty, upon any of the following events:

1. The undersigned selling or transferring twenty percent (20%) or more of his shares in Navman NZ Limited;

2. Navman NZ Limited being acquired by, sold to, or merging with another entity;

3. Navman NZ Limited offering its shares of stock to the general public (i.e. going public).

     Including the above events mandating prepayment, this Note may be prepaid in whole or in part at any time before maturity without penalty. Prepayments must be multiples of $100.00 and may be paid at any time. No partial pre-payment will reduce the amount of or change the due date of any future regular payments of principal and interest which continue as if no such prepayment had been made. Prepayments shall be applied to the installments hereunder in the inverse order of their maturities.

				DEFAULT

     "Default" means any one or more of the following: (i) the undersigned fails to make any payment of any amounts hereunder when due; (ii) any default under any other provision of this Note or under any agreement pursuant to which this Note is made or which secures or is delivered at any time in connection with the loan evidenced by this Note; (iii) the insolvency of the undersigned or the filing or commencement of any proceedings for relief under the New Zealand Bankruptcy Laws, New Zealand Insolvency Laws, United States Bankruptcy Code or insolvency laws or any law relating to the relief of debtors, for, by or against the undersigned including, without limitation, any assignment for the benefit of creditors; (iv) any judgment, attachment, lien, execution or levy is entered or imposed against the undersigned or against his respective property, in any amount which is not paid, discharged, stayed or released or within thirty (30) days after entry or attachment; (v) the death, dissolution or incompetence of the undersigned; (vi) any default under any other indebtedness of the undersigned to the holder of this Note.

		      RIGHTS OF HOLDER UPON DEFAULT

     Upon Default, the holder of this Note shall have the right to accelerate this Note without prior notice or demand, and declare this Note immediately due and payable. The undersigned further agrees that after any Default, the holder of this Note shall have the right to set-off any cash or any other property of the undersigned in the possession, custody or control of the holder.

			    POWER OF ATTORNEY

     The undersigned authorizes any attorney designated by the holder hereof to appear for me in any court of record in the State of Missouri, after this Note becomes due and payable, whether by default or otherwise, and waive the issuance and service of process, and confess a judgment against me in favor of the holder of this Note, for the principal of this Note plus interest, together with the costs of any action brought thereon, including reasonable attorney fees and court costs. Stay of execution is waived, and the exemption of personal property from levy and sale on any execution is also waived.

				EXPENSES

     The undersigned shall pay all expenses of the holder hereof in collecting the Note, including, without limitation, all attorney's fees whether or not litigation is commenced, and all costs and attorney's fees relating to any insolvency, liquidation, receivership or bankruptcy proceedings.

				 WAIVERS

     Each maker, surety, endorser and guarantor of this Note hereby agrees that: (a) this Note may be renewed one or more times and the time for payment of this Note or any renewal note may be extended without notice to or consent of any person obligated on this Note; (b) the holder of this Note may elect to enforce this Note against less that all of the persons directly or indirectly obligated hereon; (c) the holder hereof is not obligated to foreclose upon or exhaust any collateral given for this Note before proceedings against any person directly or indirectly obligated hereon; and (d) each maker waives presentment, demand for payment, and notice of nonpayment.

     All waivers by the holder of this Note shall be in writing. The holder of this Note reserves the right to waive or refrain from waiving any right or remedy under this Note. No delay or omission on the part of the holder of this Note in exercising any right or remedy shall operate as a waiver of such right or remedy. A waiver on any one occasion shall not be a waiver on any future occasion.

			      JURISDICTION

     This Note is made in the State of Missouri, United State of America, and is governed by the laws of the State of Missouri. The maker of this Note accepts the jurisdiction over such person and over this Note of any state or federal courts located in the State of Missouri as the holder hereof may reasonably designate.

     THE HOLDER OF THIS NOTE SHALL NOT BE REQUIRED TO RENEW, EXTEND OR REFINANCE THIS NOTE OR ANY AMOUNTS DUE UNDER THIS NOTE.


					By:
					PETER MAIRE

INDIVIDUAL ACKNOWLEDGMENT

NEW ZEALAND      )
		 ) SS.
CITY OF AUCKLAND )

     On this _____ day of December, 2001, before me personally appeared Peter Maire to me known to be the person described in and who executed the foregoing instrument, and acknowledged that such person executed the same as such person's free act and deed.


Notary Public

My Commissions Expires: _______________________


    *      *      *      *      *      *      *      *      *      *      *

						    Exhibit 10-d

				 AMENDMENT
				   TO THE
		     11.25% SENIOR SUBORDINATED SECURED
			CONVERTIBLE PROMISSORY NOTES
				    AND
				 WARRANTS
		     OF ULTRADATA SYSTEMS, INCORPORATED

     THIS AMENDMENT TO 11.25% SENIOR SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTES AND WARRANTS OF ULTRADATA SYSTEMS, INCORPORATED is entered into effective as of the 11th day of December 2001 (the "Amendment") by and among the undersigned holders (each a "Holder" and together the "Holders") and Ultradata Systems, Incorporated, a Delaware corporation (the "Company").

     WHEREAS, the parties entered into that certain Exchange Agreement dated August 13, 2001 (as amended, the "Exchange Agreement"), pursuant to which the Company issued and sold to the Holders 11.25% Senior Subordinated Secured Convertible Promissory Notes in the aggregate original principal amount of $1,748,120 (the "Notes") and warrants (the "Warrants") in exchange for 1,408 shares of the Company's Series A Preferred Stock held by the Holders; and

     WHEREAS, the Company is currently in default under the Notes.

     WHEREAS, the current principal balance outstanding under the Notes on the date hereof is $1,565,810 and the current accrued interest through the date hereof is $30,205.

     WHEREAS, the Company plans to sell its equity interest in a New Zealand based company called Navman NZ Limited, formerly called Talon Technology Limited ("Navman"), for total consideration of US$930,000 (the "Purchase Price").

     WHEREAS, in consideration for the Company's payment of the entire Purchase Price to the Holders to pay down a portion of the balance due thereunder, and for other consideration set forth herein, the Holders are willing to amend the terms of the Notes as set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Amendment, the parties hereto agree as follows:

     1. Defined Terms. Terms that are used herein with initial capital letters and are not otherwise defined herein will have the meanings given to them in the Exchange Agreement and the Notes.

     2. Payment on the Notes. Effective immediately upon the closing of the Company's sale of its equity interest in Navman, the Company agrees to pay the entire Purchase Price to the Holders in partial payment of the Notes by instructing the purchasers to direct the Escrow Agent to wire such funds directly to an account designated by the Holders. The Holders waive the prepayment penalty prescribed in the Notes with respect to this payment.

     3. Waiver of Default and Amendments to the Notes. Effective upon the Company's payment to the Holders as provided in Section 2 above and Holders' receipt thereof on or before December 20, 2001 (the "Closing"), the Holders agree not to pursue foreclosure based on any and all defaults with respect to the Notes that exist on such date, and the Notes shall thereafter be amended as follows:

	(a) Waiver of Special Interest Payment. The Holders agree to waive the 10% interest payment due and payable under the Notes on June 1, 2002.

	(b) Reduction to Monthly Installment Amount. The equal monthly installments of principal and interest due and payable under the Notes shall be reduced from $90,000 to $15,000, and the Company agrees to consider in good faith any requests by the Holders for future modifications to that monthly payment amount. The aggregate principal balance due under the Notes is not affected by this reduction in the monthly installment amount.

	(c)  Increase in Conversion Cap.  The Conversion Cap, as defined in
Section 3(i) of the Notes, shall be increased from 20% to 28% of the cumulative trading volume of the Company's Common Stock for the period indicated therein.

     4. Amendment to the Warrants. Effective upon the Closing, the Company agrees to reduce the per share exercise price of the Warrants from $1.50 to $0.50, and further agrees to issue any certificates evidencing same as the Holders may reasonably request.

     5. Waiver of Registration Rights. So long as the Company is not otherwise in default under the Notes, the Holders agree to waive their rights under the Registration Rights Agreement between the Company and the Holders dated August 13, 2001 and under Section 4b of the Notes to the extent it refers to a default in registering shares for sale.

     6. Effect of Amendment. The provisions of the Note, the Warrants and the Registration Rights Agreement are amended and modified by the provisions of this Amendment. If any provisions of such agreements are materially different from or inconsistent with any of the provisions of this Amendment, the provisions of this Amendment shall control, and the provisions of such agreements shall, to the extent of such difference or inconsistency, be deemed to be amended and modified hereby.

     7. Single Instrument. This Amendment and the Notes, as amended and modified by the provisions of this Amendment, shall constitute and be construed as a single instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


				Company:

				ULTRADATA SYSTEMS, INCORPORATED

				By:/s/Monte Ross

				Name: Monte Ross

				Title: CEO

				Holders:

Address:                        BH Capital Investments, L.P.
175 Bloor Street East,
 7th Floor, South Tower         By: HB and Co., Inc. its General Partner
Toronto, Ontario Canada M4W 3R8
Fax: 416-929-5314
				By: /s/Henry Brachfeld
				Name: Henry Brachfeld
				      Authorized Signatory


Address:                        Excalibur Limited Partnership
33 Prince Arthur Avenue         By: Excalibur Capital Management, Inc.
Toronto Ontario, Canada M5R 1B2     its General Partner
Fax: 416-964-8868

				By: William Hechter
				Name: William Hechter, President